UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2005

BULLDOG TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50321

(Commission File Number)

980377543

(IRS Employer Identification No.)

301 – 11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7

(Address of principal executive offices and Zip Code)

(604) 271-8656

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 30, 2005, the Registrant announced that is was featured in a September 29 article in the Wall Street Journal, front page Marketplace section.

The article highlighted the MiniBOSSTM solution and how the advanced technology is being used to prevent the growing cargo theft problem in the United States. Based on FBI statistics quoted in the article, retailers lose $10 to $15 billion dollars a year from cargo theft. Losses skyrocket to $50 billion dollars annually when including insurance claims, investigation and consumer costs. The article expressed additional concerns from a US Government office in that profits from cargo theft are being used to fund terrorist organizations

Item 9.01. Financial Statements and Exhibits.

99.1	News Release issued by the Registrant on September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

/s/ John Cockburn

By: John Cockburn

President, Chief Executive Officer, Secretary, and Director

Date: September 30, 2005